ADVISORS DISCIPLINED TRUST 464

                          SUPPLEMENT TO THE PROSPECTUS

     Notwithstanding anything to the contrary in the prospectus, the "Estimated Long-Term Return" as of January 15, 2010 set forth under "Investment Summary-- Essential Information" in the prospectus is 3.52% instead of 3.96%.

     Supplement Dated:  January 20, 2010




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